UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022 (December 16, 2022)

ATARA BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street, Suite 200 Thousand Oaks, CA	91320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On December 16, 2022, Ronald C. Renaud notified Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), of his resignation from the Board of Directors of the Company (the “Board”), effective as of December 19, 2022. Mr. Renaud indicated his departure from the Board was to focus on his new position at an investment firm.

Also on December 16, 2022, Roy Baynes notified the Company of his resignation from the Board, effective as of December 19, 2022. Mr. Baynes indicated his departure from the Board was to pursue other opportunities.

In addition, effective as of December 19, 2022, the Board appointed Carol D. Gallagher, Pharm D., an independent member of the Board, to succeed Mr. Renaud as Chair of the Board and, in accordance with Section 16 of the Company’s Second Amended and Restated Bylaws, reduced the number of directors on the Board from ten to eight directors.

ITEM 8.01 Other Events

On December 19, 2022, the Company announced that the European Commission (“EC”) has granted marketing authorization for Ebvallo™ (tabelecleucel) as a monotherapy for the treatment of adult and pediatric patients two years of age and older with relapsed or refractory Epstein-Barr virus positive post-transplant lymphoproliferative disease (EBV+ PTLD) who have received at least one prior therapy. For solid organ transplant patients, prior therapy includes chemotherapy unless chemotherapy is inappropriate. The approval is applicable to all 27 European Union member states plus Iceland, Norway, and Liechtenstein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President, General Counsel

Dated: December 19, 2022

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